UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

SPX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2026, the Board of Directors (the “Board”) of SPX Technologies, Inc. (the “Company”) elected Brian Deck as director of the Company effective July 27, 2026. Also effective July 27, 2026, the Board appointed Mr. Deck as a member of the Board’s Audit and Governance & Sustainability Committees.

For his service through the Company’s 2027 Annual Meeting of Stockholders, Mr. Deck will receive a cash retainer based on the annual cash retainer awarded to non-employee directors, pro-rated for his period of service beginning as of the effective date of his election to the Board. In addition, he will receive an equity grant of time-vested restricted stock units of the Company having a grant date value based on the grant date value of the annual grant of restricted stock units awarded to non-employee directors, but pro-rated for the period of his service beginning as of the effective date of his election to the Board, which vest, subject to his continued service on the Board, the day before the Company’s 2027 Annual Meeting of Stockholders. Such annual compensation for non-employee directors of the Company is set forth below:

Annual Retainer of Cash	$100,000
Grant Date Value of Annual Award of Time-Vested Restricted Stock Units	$150,000

A press release issued by the Company on July 27, 2026 announcing the election of Mr. Deck is filed as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued July 27, 2026, Director Appointment to the Board of Directors of SPX Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: July 27, 2026	By:	/s/ DANIEL J. WHITMAN
Daniel J. Whitman
Vice President, General Counsel and Secretary